                                                                    EXHIBIT 99.1


             CERTIFICATION PURSUANT TO 18 U.S.C.,ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of American Dairy, Inc. (the "Company") for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of American Dairy, Inc.

Dated: August 19, 2003
                                           /s/ Leng You-Bin
                                           -------------------------------------
                                           Leng You-Bin
                                           Chief Executive Officer and President

                                           /s/ Liu Hua
                                           -------------------------------------
                                           Liu Hua
                                           Secretary, Treasurer and
                                           Chief Financial Officer